SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Chad Therapeutics, Inc.

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CHAD THERAPEUTICS, INC.
21622 Plummer Street
Chatsworth, California 91311
(818) 882 0883

ANNUAL MEETING OF SHAREHOLDERS

October 25, 2006
Supplement to Proxy Statement
This Supplement contains information supplemental to the Proxy Statement disseminated on or about September 25, 2006.

STOCK PRICE PERFORMANCE GRAPH
The graph below compares the cumulative total stockholder return on our common stock with the cumulative total return for the Hemscott Index and the SIC industry class for surgical and medical instruments, for the five-year period ended March 31, 2006. The graph assumes that $100 was invested in our common stock and each of the indices on March 31, 2001, and dividends, if any, were reinvested. We did not pay any dividends on our common stock during the five-year period ended March 31, 2006. Stockholder returns over the past five years should not be considered indicative of future stock prices or stockholder returns.
The broad market index chosen was the Hemscott Index. The Industry Index chosen was SIC code 3841,Surgical and Medical Instruments & Apparatus. The current composition of the index is as follows:

ABIOMED INC	DIOMED HOLDINGS INC	NUVASIVE INC
AKSYS LTD	ELECTRO OPTICAL SCIENCES	OCCULOGIX INC
AMDL INC	ENDOLOGIX INC.	ORASURE TECHNOLOGIES INC
ANGIODYNAMICS INC	ENPATH MEDICAL INC.	ORTHOVITA INC.
ANTARES PHARMA INC.	EP MEDSYSTEMS INC.	OSTEOTECH INC.
ARISTOTLE CORP.	EV3 INC.	POINT THERAPEUTICS INC.
ARROW INTERNATIONAL INC	FOXHOLLOW TECH INC	RESMED INC.
ATRICURE INC.	HAEMONETICS CORP.	RETRACTABLE TECHNOLOGIES
ATRION CORPORATION	HEARUSA INC.	ROCHESTER MEDICAL CORP.
BAXTER INTERNATIONAL INC	HEMOSENSE INC.	SONOSITE INC.
BECTON, DICKINSON & CO.	I-FLOW CORP.	STEN CORP
BIOJECT MEDICAL TECH	ICU MEDICAL INC.	STRATEGIC DIAGNOSTICS
BOSTON SCIENTIFIC CORP.	IMPLANT SCIENCES CORP.	STRYKER CORP.
BOVIE MEDICAL	INOVIO BIOMEDICAL CORP	SYBRON DENTAL SPCLTS.
C.R. BARD INC	IV AX DIAGNOSTICS INC	THORATEC CORP.
CABG MEDICAL INC	KENSEY NASH CORP.	UROPLASTY
CARDIAC SCIENCE CORP.	KINETIC CONEPTS INC	UTAH MEDICAL PRODUCTS
CARDICA INC.	KYPHON INC	VASCULAR SOLUTIONS INC.
CARDIOTECH INTERNAT INC	MED-DESIGN CORP	VASOGEN INC.
CAS MEDICAL SYSTEMS INC	MEDSOURCE TECHNOLOGIES	VENTANA MEDICAL SYSTEMS
CHINA MEDICAL TECHNOLS	MEDWAVE INC	VITAL SIGNS INC.
CONCEPTUS INC	MEMRY CORPORATION	VIVUS INC.
CONOR MEDSYSTEMS INC	MERIT MEDICAL SYSTEMS
CRYOCOR INC	MINRAD INTERNATIONAL INC.
CYTORI THERAPEUTICS INC.	NEPHROS INC.
DAXOR CORP	NEUROMETRIX INC
DEXCOM INC.	NMT MEDICAL INC.